SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: November 19, 2001
                        (Date of earliest event reported)


                              NATHAN'S FAMOUS, INC.
             (Exact Name of Registrant as Specified in its Charter)





        Delaware                    1-3189                       11-3166443
------------------------         ------------                -------------------
(State of Incorporation)         (Commission                  (I.R.S. Employer
                                 File Number)                Identification No.)

1400 Old Country Road, Westbury, New York                          11590
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number including area code            (516) 338-8500
                                                             --------------



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(Former name or former address, if changed since last report.)

Item 5.   Other Events

     On November 19, 2001, an Order was entered by the Circuit Court of the 11th Judicial Circuit of Florida in and for Miami-Dade County pursuant to which the State of Florida Department of Transportation was ordered to pay to Registrant's subsidiary, Miami Subs Real Estate Corp., an aggregate $2,350,000, plus legal fees in the amount of $252,500 in connection with the condemnation by the State of Florida of a Miami Subs restaurant. The State of Florida previously paid $1,500,000 of the aggregate amount at the time the Condemnation Order was entered.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

     10.01 Stipulated Final Judgment and Order dated November 19, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunder duly authorized.

                              NATHAN'S FAMOUS, INC.


                                By: /s/ Ronald DeVos
                                    --------------------------------------------
                                    Ronald DeVos
                                    Vice-President Finance
                                    and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

Dated:   November 28, 2001